Needham Growth Fund

Retail Class NEEGX

Supplement dated February 3, 2017 to the Summary Prospectus for the Needham Growth Fund, dated May 1, 2016.

The table under the heading “Fees and Expenses of the Growth Fund” on page 1 is replaced with the following table:

Retail Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed) on Shares Held 60 Days or Less	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses
Dividends on Short Positions and Interest Expense	0.23%
All Remaining Other Expenses	0.32%
Total Other Expenses	0.55%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	2.07%

The paragraph under the heading “Principal Investment Strategies” on page 2 is replaced with the following:

Under normal conditions, the Growth Fund invests at least 65% of its total assets in the equity securities (principally, common stock) of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System. The Growth Fund may, but is not required to, invest in the securities of companies of any market capitalization and from a variety of industries included in the technology, healthcare, energy and industrials, specialty retailing, media/leisure/cable/entertainment and business and consumer services sectors. These are some of the sectors within the economy which the investment adviser believes will have significant long-term growth rates and often include the stocks of rapidly growing companies with a variety of market capitalizations. Although the Growth Fund’s investments have typically been most heavily weighted in the information technology and healthcare sectors, the allocation of the Growth Fund’s assets among the various sectors may change at any time. The Growth Fund may engage in short sales.  The Growth Fund may make a profit or loss depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date on which the Growth Fund replaces the borrowed security.

The following risk disclosure is added after the second sentence of the second paragraph under the heading “Principal Investment Risks” on page 2:

“To the extent the Growth Fund emphasizes stocks of small, mid or large cap companies, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Larger companies may be less responsive to changes and opportunities affecting their business than are small and mid cap companies, though small and mid cap companies tend to have less established operating histories, less predictable earnings and revenues (some companies may be experiencing significant losses), and more volatile share prices than those of larger companies.”

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI for The Needham Funds, Inc., all as dated May 1, 2016 and supplemented from time to time.  These documents provide information that you should know about the Needham Growth Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Company at 1-800-625-7071.

Please retain this Supplement for future reference.